[LOGO]

Annual Report

         Jurika & Voyles Fund Group
             Small-Cap Fund
             Value+Growth Fund
             Balanced Fund

             June 30, 2000

                               TABLE OF CONTENTS
               -------------------------------------------------

           .....................................................
          Letter to Shareholders                               1
           .....................................................
          Performance
              ..................................................
             Small-Cap Fund                                    3
              ..................................................
             Value+Growth Fund                                 6
              ..................................................
             Balanced Fund                                     9
           .....................................................
         Schedule of Investments                              12
           .....................................................
         Statements of Assets and Liabilities                 29
           .....................................................
         Statements of Operations                             30
           .....................................................
         Statement of Changes in Net Assets                   31
           .....................................................
         Financial Highlights                                 34
           .....................................................
         Notes to Financial Statements                        37
           .....................................................
         Report of Independent Accountants                    42

                     DIRECTORY OF FUNDS' SERVICE PROVIDERS

INVESTMENT ADVISER
Jurika & Voyles, L.P., Oakland, CA

DISTRIBUTOR
First Fund Distributors, Inc., Phoenix, AZ

CUSTODIAN AND FUND ACCOUNTANT
State Street Bank & Trust Co., Boston, MA

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP, San Francisco, CA

AUDITOR
PricewaterhouseCoopers, LLP, New York, NY

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR JURIKA & VOYLES FUND GROUP.

                             LETTER TO SHAREHOLDERS
               -------------------------------------------------

DEAR SHAREHOLDER:

This report provides an investment review and outlook, along with a summary of key financial and performance information, for each Fund of the Jurika & Voyles Fund Group for the fiscal year ending June 30, 2000.

As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at 800-JV-INVST (800-584-6878).

Thank you for your continued support.

Very truly yours,

/s/ William K. Jurika                         /s/ Glenn C. Voyles
--------------------------------------        ------------------------
William K. Jurika                             Glenn C. Voyles

                                  PERFORMANCE
               -------------------------------------------------
                                 SMALL-CAP FUND

Review
------
Looking back at the U.S. equity markets over the last 12 months, one is reminded of the fact that it is again summer, and here in the San Francisco area the X GAMES are in full swing. The X GAMES are geared toward the "extreme," and extreme is an excellent description of the equity markets during the last year. Some of the "extremes" we have witnessed over the last twelve months include:

1)Technology issues as a group
  (internet issues in particular) taking off in November of 1999 and trading at heretofore unheard of valuations (multiples of expected revenues) early in 2000.

2)The Nasdaq Composite
  suffering its largest correction in decades falling more than 40% from the highs reached in March.

3)New highs in average daily
  trading volumes.

4)100 to 200 point daily swings
  in the level of the Nasdaq Composite becoming almost commonplace.

5)The stocks of more than a few
  of 1999's internet darlings (companies such as Dr. Koop.com and Engage Technologies) crashing and these companies encircled by real concerns over their long-term survival.

6)The amazing 180-degree
  change in investor sentiment experienced in April, as investor focus changed from revenue growth to profit expectations almost overnight.

Within this environment, the Fund performed quite well in the latter part of 1999 and into the first quarter of 2000. We had enough exposure to benefit from the surge in the technology sector yet we kept to our valuation discipline. As the markets corrected in April and May, the Fund's performance suffered but remained in line with the performance of the Russell 2000 for the second quarter of 2000. Through June 30, 2000, the Fund was up 46.4% year-over-year compared with 14.3% for the Russell 2000 and 23.6% for the Lipper Small Cap Core index.

Outlook
-------
We feel quite confident that the portfolio is well positioned for the future. Small and mid-cap stocks have been the best performing issues during the last six months, and we would expect that trend to continue. Investors are much more focused on the fundamental characteristics of individual issues and not on the market as a whole. The growth opportunities for small companies in a good economy plus the added potential of mergers and takeovers, is causing investors to

                                  PERFORMANCE
               -------------------------------------------------
                                 SMALL-CAP FUND
take more notice of the sector. The Fund should benefit from this current environment, as investors reward those companies with solid, consistent long-term growth rates.

We still feel that the technology, health care and oil service sectors offer upside from current levels, and the Fund is well represented in these sectors. The recent correction in the semiconductor sector has brought valuations to very reasonable levels. As a result we have added to our weighting in this sector. We are also very bullish on the outlook and prospects for the wireless industry and have several positions in the portfolio that we believe will benefit from the huge growth that is coming as we begin to deliver data over wireless networks. In addition, we see continued earnings growth in the oil service sector as oil and gas prices remain at relatively high levels. We believe this sector is attractively valued and is a good offset to the more volatile technology issues.

                                  PERFORMANCE
               -------------------------------------------------
                                 SMALL-CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURNS FOR PERIOD ENDED JUNE 30, 2000
                                                ONE YEAR        FIVE YEAR        ANNUALIZED
                                              TOTAL RETURN  ANNUALIZED RETURN  SINCE INCEPTION
Jurika & Voyles Small-Cap Fund                      46.44%             21.37%           25.71%
Lipper Small-Cap Core Index                         23.62%             15.74%           16.07%
Russell 2000 Index                                  14.32%             14.27%           14.57%

          JURIKA & VOYLES  LIPPER SMALL-CAP  RUSSELL 2000
          SMALL-CAP FUND      CORE INDEX        INDEX
9/30/94           $10,000           $10,000       $10,000
12/31/94          $10,650            $9,882        $9,813
3/31/95           $11,832           $10,602       $10,265
6/30/95           $14,147           $11,345       $11,228
9/30/95           $15,509           $12,582       $12,336
12/31/95          $16,210           $12,920       $12,604
3/31/96           $17,691           $13,814       $13,247
6/30/96           $19,597           $14,732       $13,910
9/30/96           $19,949           $14,824       $13,957
12/31/96          $21,424           $15,338       $14,683
3/31/97           $20,270           $14,499       $13,923
6/30/97           $23,983           $16,957       $16,180
9/30/97           $29,320           $19,800       $18,588
12/31/97          $26,536           $18,748       $17,966
3/31/98           $28,668           $20,788       $19,773
6/30/98           $26,452           $19,827       $18,851
9/30/98           $19,957           $15,466       $15,053
12/31/98          $22,737           $18,066       $17,508
3/31/99           $20,716           $16,541       $16,559
6/30/99           $25,468           $19,065       $19,134
9/30/99           $24,979           $18,251       $17,924
12/31/99          $35,431           $21,711       $21,230
3/31/00           $39,237           $23,950       $22,734
6/30/00           $37,294           $23,567       $21,875

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Small-Cap Fund with a similar investment in the Lipper Small-Cap Core Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 through June 30, 2000. For purposes of the graph and the Fund's Annualized Return Since Inception, One Year Total Return, and Five Year Annualized Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

Lipper Analytical Services, Inc., Small-Cap Core Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

Effective September 13, 1999, Lipper Analytical Services, Inc. altered their tracking methodology of various fund index objectives including the Lipper Small Company Index. As a result, the Advisor has replaced the Lipper Small Company Index with the Lipper Small-Cap Core Index to better reflect the investment objectives of the Small-Cap Fund.

                                  PERFORMANCE
               -------------------------------------------------
                               VALUE+GROWTH FUND

Review
------
The record sequence of five consecutive years of 20% plus returns for the S&P 500 has come to an end--the S&P 500 finished the year ended June 30, 2000, up 7.2%. For the year, technology stocks dominated the market, and growth stocks significantly outperformed value stocks. The Russell 1000 growth index rose 25.7% while the value index fell 8.9%. The difficult interest rate backdrop impacted equity performance. Although 30-year interest rates were relatively unchanged (at around 6%), the 30-day bill increased in yield from 4.8% to 5.9%.

For the first 3 quarters, growth stocks clearly led the market--the technology-heavy Nasdaq Composite increased by more than 70% in those 9 months. Investors were preoccupied with the stocks with the highest recent price performance, with apparent disregard for valuation or the quality of the business. Markets led by price momentum are notoriously fragile and relatively infrequent.

In the June quarter, investor attention changed from "what is appreciating the most quickly" to the more fundamental questions of the outlook for the economy and inflation and the Federal Reserve's decisions regarding the level of short-term interest rates. As well, the giant infusion of financial capital into various sectors of the internet economy had its predicted effect of dampening expectations for prospective profits. The focus on the effects of higher rates on the economy resulted in a significant correction in technology stocks in particular and the market in general.

The Nasdaq Composite index fell almost 30% from March 31 to late May, before significantly rebounding to finish the quarter down 13.2%. Market leadership changed from growth and technology to value (especially for small and mid-cap stocks) and the more defensive sectors of consumer staples, health care, energy and utilities. Energy and electric utilities are increasingly being viewed beyond their defensive characteristics as earnings momentum vehicles.

After increasing exposure to technology stocks early in the year, we moved to a significant underweight in the December and early March quarter as valuations of technology stocks reached full levels. We have also moved to increase the quality of the portfolio by focusing on companies with strong returns and superior growth. We were buyers of "predictable growth" and sellers of cyclicals and financials.

Outlook
-------
We believe that the economy will be difficult to slow. The

                                  PERFORMANCE
               -------------------------------------------------
                               VALUE+GROWTH FUND
consumer sector remains strong, driven by low unemployment, strong wage gains and high consumer confidence. Although the industrial and construction sectors are showing initial signs of slowing, our current expectation is for no additional interest rate increases in 2000, but for further increases following the election. We believe it is likely that the increased volatility in the broad market witnessed since 1998 will persist.

Our portfolio is overweight predictable growth companies and energy and is underweight cyclicals, financials and technology.

                                  PERFORMANCE
               -------------------------------------------------
                               VALUE+GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURNS FOR PERIOD ENDED JUNE 30, 2000
                                                ONE YEAR        FIVE YEAR        ANNUALIZED
                                              TOTAL RETURN  ANNUALIZED RETURN  SINCE INCEPTION
Jurika & Voyles Value+Growth Fund                    9.15%             13.87%           16.94%
Russell 1000 Index                                   9.25%             23.69%           24.05%
Russell MidCap Index                                12.64%             18.74%           19.27%
Lipper Multi-Cap Value Index                        -6.66%             12.07%           14.77%

           JURIKA & VOYLES    RUSSELL      RUSSELL     LIPPER MULTI-CAP
          VALUE+GROWTH FUND  1000 INDEX  MIDCAP INDEX    VALUE INDEX
9/30/94             $10,000     $10,000       $10,000           $10,000
12/31/94            $10,559      $9,961        $9,757            $9,806
3/31/95             $11,210     $10,909       $10,773           $10,594
6/30/95             $12,843     $11,936       $11,674           $11,469
9/30/95             $13,755     $12,999       $12,709           $12,351
12/31/95            $13,525     $13,723       $13,119           $12,847
3/31/96             $13,946     $14,480       $13,908           $13,592
6/30/96             $14,398     $15,070       $14,300           $13,932
9/30/96             $14,829     $15,562       $14,748           $14,343
12/31/96            $16,272     $16,804       $15,611           $15,544
3/31/97             $16,389     $17,064       $15,483           $15,806
6/30/97             $19,060     $19,932       $17,583           $17,934
9/30/97             $20,993     $21,673       $19,918           $19,726
12/31/97            $19,776     $22,324       $20,139           $19,726
3/31/98             $21,876     $25,309       $22,315           $21,981
6/30/98             $21,259     $25,942       $21,979           $21,591
9/30/98             $18,097     $23,267       $18,721           $18,309
12/31/98            $20,987     $28,357       $22,173           $21,014
3/31/99             $20,565     $29,526       $22,069           $21,166
6/30/99             $22,545     $31,630       $24,464           $23,666
9/30/99             $20,046     $29,541       $22,362           $21,122
12/31/99            $23,460     $34,287       $26,215           $22,262
3/31/00             $24,710     $35,784       $28,859           $22,314
6/30/00             $24,608     $34,555       $27,557           $22,091

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value+Growth Fund with a similar investment in the Russell 1000 Index, the Russell Midcap Index, and the Lipper Analytical Services, Inc., Multi-Cap Value Index from the inception of the Fund on September 30, 1994 through June 30, 2000. For purposes of the graph and the Fund's Annualized Return Since Inception, One Year Total Return, and Five Year Annualized Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

The Russell 1000 Index is an unmanaged index containing 1,000 of the largest companies in the Russell 3000 Index. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Analytical Services, Inc., Multi-Cap Value Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

Effective September 13, 1999, Lipper Analytical Services, Inc. altered their tracking methodology of various fund index objectives including the Lipper Growth Fund Index and the Lipper Capital Appreciation Fund Index. As a result, the Advisor has replaced the Lipper Growth Fund and Lipper Capital Appreciation Fund Indices with the Lipper Multi-Cap Value Fund Index to better reflect the investment objectives of the Value+Growth Fund. In addition, the S&P 500 Index has been removed from the above chart, and is being replaced by the Russell 1000 Index. The Russell 1000 Index more appropriately reflects the investment objectives of the Value+Growth Fund. As a broad market reference, the S&P 500 had an annualized return since September 30, 1994 (the inception of the Value+Growth Fund) of 46.33%, a five year annualized return of 23.80%, and a one year total return of 7.24%.

                                  PERFORMANCE
               -------------------------------------------------
                                 BALANCED FUND

Review
------
The volatility of the fixed income markets was apparent over the past year as market participants focused their attention on the ability of the Federal Reserve to apply the correct amount of braking to reduce inflationary pressures without crushing our strong domestic economy. Additionally, the unknown risks of the Y2K situation provided an uneasy backdrop.

Interest rates started the period inching upwards as the Fed began increasing short-term rates to cool the rapidly growing economy. The bond market experienced a tug-of-war between two economic forces. Economic growth helped corporate bond performance, while inflation risk hurt (increased) the general level of interest rates. Inflation risk was the more dominant force. By December the ten-year Treasury had risen to about 6.50%, and high-grade corporates were just 0.75% higher at 7.25%.

Once the Y2K scare passed without incident, the domestic fixed income markets became more robust. Market participants realized that a healthy economy and burgeoning tax receipts meant that the Treasury could buy back enough outstanding debt to impact the market positively. Early in the year, 30-year Treasury bonds declined in yield from their peak of 6.75% to 5.75% in spite of additional inflation warning signs. The headlines of rising oil and housing prices were no match for the momentum of investors trying to buy long bonds before they became collectors' items. The steady increase in short-term rates by the FOMC meant that long and short rates were moving in opposite directions, and the shape of the yield curve became inverted as long yields traded below the 6.50% Fed Funds rate. The market's action in long Treasury notes tempted some buyers away from corporate bonds, and high-grade corporates did not fully participate in the declining long yields.

Outlook
-------
Domestic economic strength continues to be surprisingly robust, and overall inflation remains remarkably restrained. Thus far Chairman Greenspan and the Fed have successfully walked the tightrope by balancing inflation-restraining efforts with continued healthy economic growth. While a resurgence of labor inflation could yet unhinge a docile bond market, such an increase would likely be attacked by an aggressive Fed that is mindful of their reputation as the successful architects of the longest economic expansion in U.S. history.

                                  PERFORMANCE
               -------------------------------------------------
                                 BALANCED FUND

Looking forward, we see a pause in Fed rate tightening actions, to let the impact of past increases filter through the economy. Low current Treasury yields, a solid economic outlook, and relatively attractive corporate yields have allowed us to reduce our Treasury exposure in favor of agency and corporate bonds.

                                  PERFORMANCE
               -------------------------------------------------
                                 BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURNS FOR PERIOD ENDED JUNE 30, 2000
                                                ONE YEAR        FIVE YEAR        ANNUALIZED
                                              TOTAL RETURN  ANNUALIZED RETURN  SINCE INCEPTION
Jurika & Voyles Balanced Fund                        7.26%             11.28%           12.47%
Lipper Balanced Index                                4.43%             13.82%           12.07%
60% Russell 1000 Index/40% Lehman Brothers
Aggregate Bond Index                                 7.61%             16.63%           14.27%

          JURIKA & VOYLES  LIPPER BALANCED          60% RUSSELL 1000 INDEX/
           BALANCED FUND        INDEX       40% LEHMAN BROTHERS AGGREGATE BOND INDEX
3/9/92            $10,000          $10,000                                   $10,000
3/31/92            $9,940           $9,983                                    $9,983
6/30/92           $10,162          $10,143                                   $10,229
9/30/92           $10,720          $10,463                                   $10,607
12/31/92          $11,547          $10,856                                   $11,026
3/31/93           $12,118          $11,367                                   $11,484
6/30/93           $12,333          $11,599                                   $11,656
9/30/93           $13,060          $12,024                                   $12,004
12/31/93          $13,512          $12,154                                   $12,132
3/31/94           $13,331          $11,783                                   $11,706
6/30/94           $13,216          $11,693                                   $11,646
9/30/94           $13,544          $12,036                                   $12,032
12/31/94          $13,216          $11,905                                   $12,024
3/31/95           $14,142          $12,623                                   $12,952
6/30/95           $15,573          $13,507                                   $13,998
9/30/95           $16,480          $14,232                                   $14,853
12/31/95          $16,574          $14,868                                   $15,605
3/31/96           $17,050          $15,200                                   $16,004
6/30/96           $17,529          $15,509                                   $16,432
9/30/96           $17,967          $15,918                                   $16,885
12/31/96          $19,140          $16,808                                   $17,897
3/31/97           $19,536          $16,887                                   $18,032
6/30/97           $21,581          $18,707                                   $20,093
9/30/97           $22,997          $19,909                                   $21,421
12/31/97          $22,331          $20,220                                   $22,070
3/31/98           $23,682          $21,819                                   $23,963
6/30/98           $23,514          $22,151                                   $24,552
9/30/98           $21,848          $20,869                                   $23,480
12/31/98          $23,959          $23,270                                   $26,516
3/31/99           $23,600          $23,644                                   $27,119
6/30/99           $24,781          $24,706                                   $28,177
9/30/99           $23,151          $23,682                                   $27,127
12/31/99          $25,511          $25,359                                   $29,678
3/31/00           $26,345          $26,115                                   $30,743
6/30/00           $26,580          $25,800                                   $30,320

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in a model index consisting of 60% Russell 1000 Index and 40% Lehman Brothers Aggregate Bond Index, and Lipper Analytical Services, Inc., Balanced Fund Index from the inception of the Fund on March 9, 1992 through June 30, 2000. For purposes of the graph and the Fund's Annualized Total Return, One Year Total Return, and Five Year Annualized Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total returns of the Fund reflect the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

The Lipper Analytical Services, Inc., Balanced Fund Index is an unmanaged, net asset value weighted index of 30 balanced mutual funds. The Russell 1000 Index is an unmanaged index containing 1,000 of the largest companies in the Russell 3000 Index. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Bond Index and the Lehman Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

The composite index of 60% S&P 500 and 40% Lehman Brothers Government/Corporate Int. Bond Index has been replaced with a composite of 60% Russell 1000 Index and 40% Lehman Brothers Aggregate Bond Index to better reflect the investment objectives of the Balanced Fund. As a broad market reference, the S&P 500/Lehman Brothers Government/ Corporate Int. Bond composite had an annualized return since March 9, 1992 (the inception of the Balanced Fund) of 14.07%, a five year annualized return of 16.60%, and a one year total return of 6.30%.

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
COMMON STOCKS: 97.0%
AIRLINES: 0.5%
   12,500   America West Holding Corp. - Class B*............  $  214,062
                                                               ----------
AIRLINES/AIR FREIGHT: 2.8%
   30,000   Forward Air Corp.*...............................   1,200,000
                                                               ----------
BANKING: 0.8%
   10,000   City National Corp...............................     347,500
                                                               ----------
CASINOS/HOTELS: 1.1%
   19,000   Station Casinos, Inc.*...........................     475,000
                                                               ----------
CHEMICALS: 1.3%
   12,000   Calgon Carbon Corp...............................      93,000
   10,000   Minerals Technologies, Inc.......................     460,000
                                                               ----------
                                                                  553,000
                                                               ----------
COMMERCIAL BANKS: 1.2%
   12,500   Silicon Valley Bancshares*.......................     532,812
                                                               ----------
COMMERCIAL SERVICES: 3.1%
   13,000   Administaff, Inc.*...............................     825,500
    5,600   Diamond Technology Partners, Inc.*...............     492,800
                                                               ----------
                                                                1,318,300
                                                               ----------
COMMUNICATIONS - EQUIPMENT: 5.4%
   12,500   Ancor Communications, Inc.*......................     447,070
    9,000   Carrier Access Corp.*............................     475,875
   15,000   International Fibercom, Inc.*....................     382,500
   19,000   LCC International, Inc.*.........................     518,937
   33,000   SpectraLink Corp.*...............................     482,625
    1,000   Stratos Lightwave, Inc.*.........................      27,875
                                                               ----------
                                                                2,334,882
                                                               ----------
COMMUNICATIONS - SOFTWARE: 0.5%
    5,000   Research in Motion, Ltd.*........................     226,250
                                                               ----------
COMPUTERS - INTEGRATED SYSTEMS: 0.2%
   11,400   United Shipping & Technology, Inc.*..............      91,200
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
COMPUTERS - NETWORKING PRODUCTS: 0.4%
   23,000   Qualstar Corp.*..................................  $  176,094
                                                               ----------
COMPUTERS - PERIPHERALS: 2.5%
   24,000   Concurrent Computer Corp.*.......................     315,000
    9,500   NetIQ, Inc.*.....................................     566,437
   13,500   Wave Systems Corp.*..............................     213,469
                                                               ----------
                                                                1,094,906
                                                               ----------
COMPUTERS - SEMICONDUCTORS: 5.7%
   18,500   ACT Manufacturing, Inc.*.........................     859,094
   32,500   General Semiconductor, Inc.*.....................     479,375
   13,500   IBIS Technology Corp.*...........................     815,062
    5,500   Virata Corp.*....................................     327,937
                                                               ----------
                                                                2,481,468
                                                               ----------
COMPUTERS - SERVICES: 0.4%
   13,000   iXL Enterprises, Inc.*...........................     188,500
                                                               ----------
COMPUTERS - SOFTWARE: 6.6%
   34,800   Click2Learn.com, Inc.*...........................     613,350
    8,500   Concord Communications, Inc.*....................     338,937
   20,000   Exchange Applications, Inc.*.....................     532,500
   35,000   Netcentives, Inc.*...............................     651,875
    9,000   Tumbleweed Communications Corp.*.................     457,875
   18,800   Zomax Optical Media, Inc.........................     246,750
                                                               ----------
                                                                2,841,287
                                                               ----------
CONGLOMERATES: 1.6%
   32,000   Mobile Mini, Inc.*...............................     706,000
                                                               ----------
CREDIT AND FINANCE: 2.2%
   17,000   Compucredit Corp.*...............................     510,000
   18,000   Metris Companies, Inc............................     452,250
                                                               ----------
                                                                  962,250
                                                               ----------
DIRECT MARKETING: 0.7%
   13,300   ValueVision International, Inc.*.................     319,200
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 3.1%
    5,000   Bolder Technologies Corp.*.......................  $   38,125
   25,000   Kent Electronics Corp.*..........................     745,312
   10,000   MMC Networks, Inc.*..............................     534,375
                                                               ----------
                                                                1,317,812
                                                               ----------
ELECTRONIC COMPONENTS: 3.3%
   12,000   Cabot Microelectronics Corp.*....................     549,000
   60,000   Duraswitch Industries, Inc.*.....................     420,000
   11,000   Interlink Electronics, Inc.*.....................     460,625
                                                               ----------
                                                                1,429,625
                                                               ----------
ELECTRONIC INSTRUMENTS: 4.5%
   20,000   Dynatech Corp.*..................................     362,500
    5,000   II VI, Inc.*.....................................     241,875
    6,500   Merix Corp.*.....................................     305,500
   13,500   Rudolph Technologies, Inc.*......................     523,125
    7,000   Tektronix, Inc.*.................................     518,000
                                                               ----------
                                                                1,951,000
                                                               ----------
ELECTRONICS - DEFENSE: 2.5%
   12,000   Engineered Support Systems, Inc..................     165,000
   20,000   Titan Corp.*.....................................     895,000
                                                               ----------
                                                                1,060,000
                                                               ----------
FINANCIAL SERVICES: 0.5%
   12,000   Allied Capital Corp..............................     204,000
                                                               ----------
FINANCIAL SERVICES - DIVERSIFIED: 3.3%
   20,000   Integrated Information Systems, Inc.*............     163,750
   55,000   Liveperson, Inc.*................................     477,812
   20,000   Sangamo Biosciences, Inc.*.......................     552,500
   25,000   UbiquiTel, Inc.*.................................     235,937
                                                               ----------
                                                                1,429,999
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
FOODS: 2.4%
   15,000   Dreyers Grand Ice Cream, Inc.....................  $  315,000
   37,500   Horizon Organic Holdings Corp.*..................     398,437
    7,000   Suiza Foods Corp.*...............................     342,125
                                                               ----------
                                                                1,055,562
                                                               ----------
HEALTHCARE: 1.0%
   40,500   Ventiv Health, Inc.*.............................     450,563
                                                               ----------
HEALTHCARE - MEDICAL SUPPLIES & PRODUCTS: 4.6%
   18,566   Bindley Western Industries, Inc..................     490,839
   10,000   Enzon, Inc.*.....................................     425,000
   20,000   Kensey Nash Corp.*...............................     222,500
   10,000   Noven Pharmaceuticals, Inc.*.....................     300,625
   25,000   Physiometrix, Inc.*..............................     553,125
                                                               ----------
                                                                1,992,089
                                                               ----------
HEALTHCARE - SERVICES: 0.6%
   10,000   Stericycle, Inc.*................................     240,000
                                                               ----------
HEALTHCARE FACILITIES: 2.5%
   50,000   Med-Design Corp.*................................     575,000
   20,000   Renal Care Group, Inc.*..........................     489,063
                                                               ----------
                                                                1,064,063
                                                               ----------
MACHINERY - DIVERSIFIED: 0.5%
    5,400   Measurement Specialties, Inc.*...................     207,225
                                                               ----------
MEDIA: 1.5%
   10,000   Emmis Communications Corp. - Class A*............     413,750
   45,000   Harris Interactive, Inc.*........................     217,969
                                                               ----------
                                                                  631,719
                                                               ----------
MEDIA AND BROADCASTING: 1.9%
   10,000   Pegasus Communications Corp.*....................     490,625
   38,000   Regent Communications, Inc.*.....................     326,563
                                                               ----------
                                                                  817,188
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
MEDICAL: 0.9%
   18,000   BioSource International, Inc.*...................  $  400,500
                                                               ----------
MEDICAL - BIOMEDICAL GENOMICS: 1.0%
   12,000   Lexicon Genetics, Inc.*..........................     412,500
                                                               ----------
METALS: 0.5%
   19,000   Century Aluminum Co..............................     206,625
                                                               ----------
OIL & GAS - FIELD SERVICES: 3.3%
    6,200   BJ Services Co.*.................................     387,500
   18,000   Marine Drilling Companies, Inc.*.................     504,000
   17,000   Rowan Companies, Inc.*...........................     516,375
                                                               ----------
                                                                1,407,875
                                                               ----------
OIL & GAS PRODUCERS: 2.2%
   60,000   Grey Wolf, Inc.*.................................     300,000
   24,500   McMoRan Exploration Co.*.........................     404,250
    7,500   Mitchell Energy & Development Corp. - Class A....     240,938
                                                               ----------
                                                                  945,188
                                                               ----------
OIL - DOMESTIC INTEGRATED: 1.1%
   19,000   Spinnaker Exploration Co.*.......................     486,875
                                                               ----------
OIL - EXPLORATION & PRODUCTION: 0.5%
   21,000   3TEC Energy Corp.*...............................     210,000
                                                               ----------
OIL - FIELD SERVICES: 2.1%
   49,800   Newpark Resources, Inc.*.........................     469,988
   12,500   Tidewater, Inc...................................     450,000
                                                               ----------
                                                                  919,988
                                                               ----------
PHARMACEUTICALS: 5.4%
   46,500   Anesta Corp.*....................................   1,156,688
   28,500   First Horizon Pharmaceutical, Inc.*..............     277,875
   25,000   Matrix Pharmaceuticals, Inc.*....................     326,563
   10,000   Neose Technologies, Inc.*........................     420,625
   17,000   NexMed, Inc.*....................................     161,500
                                                               ----------
                                                                2,343,251
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

SHARES                                                           VALUE
-------------------------------------------------------------------------
PRINTING SERVICES: 0.8%
   30,000   Topps Co.*.......................................  $  345,000
                                                               ----------
REAL ESTATE INVESTMENT TRUSTS: 1.2%
   18,000   Asset Investors Corp.............................     212,625
   18,000   Golf Trust of America, Inc.......................     285,750
                                                               ----------
                                                                  498,375
                                                               ----------
RETAIL - GROCERS: 1.6%
   50,000   United Natural Foods, Inc.*......................     687,500
                                                               ----------
RETAIL - RESTAURANTS: 1.1%
   20,000   Jack in the Box, Inc.*...........................     492,500
                                                               ----------
TELECOMMUNICATIONS - DIVERSIFIED: 0.9%
   20,000   Caprock Communications Corp.*....................     390,000
                                                               ----------
TELECOMMUNICATIONS - SERVICES: 1.5%
   30,000   Boston Communications Group, Inc.*...............     420,000
   17,000   US Unwired, Inc. - Class A*......................     221,000
                                                               ----------
                                                                  641,000
                                                               ----------
TRANSPORTATION - MARINE: 0.7%
   55,000   OMI Corp.*.......................................     299,063
                                                               ----------
WIRELESS EQUIPMENT: 3.0%
   40,000   Metro One Telecommunications, Inc.*..............     502,500
   15,000   SBA Communications Corp.*........................     779,063
                                                               ----------
                                                                1,281,563
                                                               ----------
TOTAL COMMON STOCKS
  (cost $34,772,029).........................................  41,881,359
                                                               ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 SMALL-CAP FUND

PRINCIPAL
AMOUNT                                                           VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.2%
$ 958,000   State Street Trust Co., 2.00%, dated 06/30/00,
            due 07/03/00, proceeds $958,158 [collateralized
            by $960,000 U.S. Treasury Notes, 6.50%, due
            08/31/01, value $980,400] (cost $958,000)........  $  958,000
                                                               ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $35,730,029+): 99.2%.................................  42,839,359
Other Assets less Liabilities: 0.8%..........................     334,073
                                                               ----------
NET ASSETS: 100.00%..........................................  $43,173,432
                                                               ==========

* NON-INCOME PRODUCING SECURITY.

+ AT JUNE 30, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS
  $36,087,461. UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:

    Gross unrealized appreciation...................  $9,104,783
    Gross unrealized depreciation...................  (2,352,885)
                                                      ----------
    Net unrealized appreciation.....................  $6,751,898
                                                      ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

SHARES                                                         VALUE
-----------------------------------------------------------------------
COMMON STOCKS: 97.3%
AIRLINES: 4.2%
 15,000   AMR Corp.*.......................................  $  396,562
 44,750   Southwest Airlines Co............................     847,453
                                                             ----------
                                                              1,244,015
                                                             ----------
BANKING: 1.0%
  6,600   Comerica, Inc....................................     296,175
                                                             ----------
BIOTECHNOLOGY: 1.2%
  6,902   Pharmacia Corp...................................     356,747
                                                             ----------
CHEMICALS: 2.4%
 16,400   OM Group, Inc....................................     721,600
                                                             ----------
COMMERCIAL SERVICES: 3.7%
 15,800   Ecolab, Inc......................................     617,187
 30,200   Republic Services, Inc.*.........................     483,200
                                                             ----------
                                                              1,100,387
                                                             ----------
COMPUTERS - PERIPHERALS: 1.1%
  5,300   Sandisk Corp.*...................................     324,294
                                                             ----------
COMPUTERS - SEMICONDUCTORS: 5.0%
 14,200   KLA-Tencor Corp.*................................     831,587
 10,100   STMicroelectronics, N.V..........................     648,294
                                                             ----------
                                                              1,479,881
                                                             ----------
COMPUTERS - SOFTWARE: 2.0%
 34,500   Transaction System Achitects, Inc.*..............     590,812
                                                             ----------
COSMETICS AND TOILETRIES: 3.1%
 15,900   Kimberly-Clark Corp..............................     912,262
                                                             ----------
DATA PROCESSING: 4.1%
 24,500   First Data Corp..................................   1,215,813
                                                             ----------
DRUGS & PHARMACEUTICALS: 2.9%
 16,300   Mylan Laboratories, Inc..........................     297,475
 11,700   Pfizer, Inc......................................     561,600
                                                             ----------
                                                                859,075
                                                             ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

SHARES                                                         VALUE
-----------------------------------------------------------------------
ELECTRIC POWER: 4.1%
 26,700   AES Corp.*.......................................  $1,218,188
                                                             ----------
ELECTRONICS: 1.5%
  6,400   Texas Instruments, Inc...........................     439,600
                                                             ----------
FINANCIAL SERVICES - DIVERSIFIED: 1.1%
 19,200   CIT Group, Inc...................................     312,000
                                                             ----------
FOOD - RETAIL: 3.5%
 35,600   Brinker International, Inc.*.....................   1,041,300
                                                             ----------
FOOD - WHOLESALE: 2.8%
 19,400   Sysco Corp.......................................     817,225
                                                             ----------
FOODS: 3.3%
 57,000   Hormel Foods Corp................................     958,313
                                                             ----------
MACHINERY - DIVERSIFIED: 1.9%
 10,700   Cognex Corp.*....................................     553,725
                                                             ----------
MACHINERY - GENERAL: 2.3%
 18,300   Deere & Co.......................................     677,100
                                                             ----------
MANUFACTURING - DIVERSIFIED: 3.0%
  2,000   Corning, Inc.....................................     539,750
 10,300   Parker-Hannifin Corp.............................     352,775
                                                             ----------
                                                                892,525
                                                             ----------
MEDICAL - BIOMEDICAL GENETICS: 4.0%
 16,800   Baxter International, Inc........................   1,181,250
                                                             ----------
OIL & GAS - FIELD SERVICES: 2.0%
 16,900   Santa Fe International Corp......................     590,444
                                                             ----------
OIL - DOMESTIC INTEGRATED: 2.4%
 12,200   Apache Corp......................................     717,513
                                                             ----------
OIL - INTERNATIONAL INTEGRATED: 8.5%
 25,600   EOG Resources, Inc...............................     857,600
 20,500   Nabors Industries, Inc.*.........................     852,031
 34,800   Suncor Energy, Inc...............................     811,275
                                                             ----------
                                                              2,520,906
                                                             ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

SHARES                                                         VALUE
-----------------------------------------------------------------------
PIPELINES: 3.2%
 14,500   Enron Corp.......................................  $  935,250
                                                             ----------
PRINTING SERVICES: 4.1%
 32,000   Valassis Communications, Inc.*...................   1,220,000
                                                             ----------
PUBLISHING: 4.9%
 26,500   McGraw-Hill Companies, Inc.......................   1,431,000
                                                             ----------
REAL ESTATE INVESTMENT TRUSTS: 3.9%
  5,800   Avalonbay Communities, Inc.......................     242,150
  5,500   Equity Residential Properties Trust..............     253,000
 18,800   Prologis Trust...................................     400,675
  5,500   Spieker Properties, Inc..........................     253,000
                                                             ----------
                                                              1,148,825
                                                             ----------
RETAIL - SPECIALTY: 3.2%
 71,600   Blockbuster, Inc.................................     693,625
  7,600   Circuit City Stores, Inc.........................     252,225
                                                             ----------
                                                                945,850
                                                             ----------
SUPER - REGIONAL BANKS: 1.3%
  7,200   Wachovia Corp....................................     390,600
                                                             ----------
TELECOMMUNICATIONS - SERVICES: 1.8%
 12,400   SBC Communications, Inc..........................     536,300
                                                             ----------
TRAVEL SERVICES: 2.2%
 22,600   Sabre Holdings Corp.*............................     644,100
                                                             ----------
WIRELESS EQUIPMENT: 1.6%
 16,500   Motorola, Inc....................................     479,531
                                                             ----------
TOTAL COMMON STOCKS
  (cost $25,488,278).......................................  28,752,606
                                                             ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

PRINCIPAL
AMOUNT                                                         VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.8%
$843,000  State Street Trust Co., 2.00%, dated 06/30/00,
          due 07/03/00, proceeds $843,139 [collateralized
          by $845,000 U.S. Treasury Notes, 6.50%, due
          08/31/01, value $862,956] (cost $843,000)........  $  843,000
                                                             ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $26,331,278+): 100.1%..............................  29,595,606
  Liabilities in excess of Other Assets: (0.1)%............     (40,531)
                                                             ----------
NET ASSETS: 100.00%........................................  $29,555,075
                                                             ==========

* NON-INCOME PRODUCING SECURITY.

+ AT JUNE 30, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS
  $26,603,278. UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:

 Gross unrealized appreciation.............................  $4,510,998
 Gross unrealized depreciation.............................  (1,518,670)
                                                             ----------
 Net unrealized appreciation...............................  $2,992,328
                                                             ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

SHARES                                                            VALUE
--------------------------------------------------------------------------
COMMON STOCKS: 57.2%
AIRLINES: 2.5%
    11,500   AMR Corp.*.......................................  $  304,031
    32,850   Southwest Airlines Co............................     622,097
                                                                ----------
                                                                   926,128
                                                                ----------
BANKING: 0.6%
     5,000   Comerica, Inc....................................     224,375
                                                                ----------
BIOTECHNOLOGY: 0.7%
     5,236   Pharmacia Corp...................................     270,636
                                                                ----------
CHEMICALS: 1.2%
     9,800   OM Group, Inc....................................     431,200
                                                                ----------
COMMERCIAL SERVICES: 3.0%
    11,200   Ecolab, Inc......................................     437,500
    41,700   Republic Services, Inc.*.........................     667,200
                                                                ----------
                                                                 1,104,700
                                                                ----------
COMPUTERS - PERIPHERALS: 0.6%
     3,600   Sandisk Corp.*...................................     220,275
                                                                ----------
COMPUTERS - SEMICONDUCTORS: 2.9%
    10,500   KLA-Tencor Corp.*................................     614,906
     6,900   STMicroelectronics, N.V..........................     442,894
                                                                ----------
                                                                 1,057,800
                                                                ----------
COMPUTERS - SOFTWARE: 1.1%
    23,900   Transaction System Architects, Inc.*.............     409,287
                                                                ----------
COSMETICS AND TOILETRIES: 1.8%
    11,300   Kimberly-Clark Corp..............................     648,337
                                                                ----------
DATA PROCESSING: 2.3%
    17,300   First Data Corp..................................     858,512
                                                                ----------
DRUGS & PHARMACEUTICALS: 1.7%
    12,500   Mylan Laboratories, Inc..........................     228,125
     8,300   Pfizer, Inc......................................     398,400
                                                                ----------
                                                                   626,525
                                                                ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

SHARES                                                            VALUE
--------------------------------------------------------------------------
ELECTRIC POWER: 2.3%
    18,300   AES Corp.*.......................................  $  834,937
                                                                ----------
ELECTRONICS: 0.8%
     4,400   Texas Instruments, Inc...........................     302,225
                                                                ----------
FINANCIAL SERVICES - DIVERSIFIED: 0.6%
    13,000   CIT Group, Inc...................................     211,250
                                                                ----------
FOOD - RETAIL: 1.9%
    24,300   Brinker International, Inc.*.....................     710,775
                                                                ----------
FOOD - WHOLESALE: 1.6%
    14,000   Sysco Corp.......................................     589,750
                                                                ----------
FOODS: 1.9%
    40,500   Hormel Foods Corp................................     680,906
                                                                ----------
INSURANCE - DIVERSIFIED: 0.4%
     3,133   Radian Group, Inc................................     162,133
                                                                ----------
MACHINERY - DIVERSIFIED: 1.1%
     7,900   Cognex Corp.*....................................     408,825
                                                                ----------
MACHINERY - GENERAL: 1.4%
    13,800   Deere & Co.......................................     510,600
                                                                ----------
MANUFACTURING - DIVERSIFIED: 1.8%
     1,500   Corning, Inc.....................................     404,813
     7,400   Parker-Hannifin Corp.............................     253,450
                                                                ----------
                                                                   658,263
                                                                ----------
MEDICAL - BIOMEDICAL GENETICS: 2.4%
    12,300   Baxter International, Inc........................     864,844
                                                                ----------
OIL & GAS - FIELD SERVICES: 1.2%
    12,200   Santa Fe International Corp......................     426,238
                                                                ----------
OIL - DOMESTIC INTEGRATED: 1.4%
     8,600   Apache Corp......................................     505,788
                                                                ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

SHARES                                                            VALUE
--------------------------------------------------------------------------
OIL - INTERNATIONAL INTEGRATED: 5.0%
    18,100   EOG Resources, Inc...............................  $  606,350
    15,100   Nabors Industries, Inc.*.........................     627,594
    25,200   Suncor Energy, Inc...............................     587,475
                                                                ----------
                                                                 1,821,419
                                                                ----------
PIPELINES: 1.8%
    10,200   Enron Corp.......................................     657,900
                                                                ----------
PRINTING SERVICES: 2.3%
    21,850   Valassis Communications, Inc.*...................     833,031
                                                                ----------
PUBLISHING: 2.7%
    18,100   McGraw-Hill Companies, Inc.......................     977,400
                                                                ----------
REAL ESTATE INVESTMENT TRUSTS: 2.3%
     4,400   Avalonbay Communities, Inc.......................     183,700
     4,300   Equity Residential Properties Trust..............     197,800
    13,600   Prologis Trust...................................     289,850
     3,800   Spieker Properties, Inc..........................     174,800
                                                                ----------
                                                                   846,150
                                                                ----------
RETAIL - SPECIALTY: 1.7%
    47,600   Blockbuster, Inc.................................     461,125
     5,000   Circuit City Stores, Inc.........................     165,938
                                                                ----------
                                                                   627,063
                                                                ----------
SUPER - REGIONAL BANKS: 0.8%
     5,500   Wachovia Corp....................................     298,375
                                                                ----------
TELECOMMUNICATIONS - SERVICES: 1.1%
     9,200   SBC Communications, Inc..........................     397,900
                                                                ----------
TRAVEL SERVICES: 1.3%
    16,800   Sabre Holdings Corp.*............................     478,800
                                                                ----------
WIRELESS EQUIPMENT: 1.0%
    12,000   Motorola, Inc....................................     348,750
                                                                ----------
TOTAL COMMON STOCKS
  (cost $18,252,016)..........................................  20,931,097
                                                                ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

PRINCIPAL
AMOUNT                                                            VALUE
--------------------------------------------------------------------------
BONDS: 40.6%
MORTGAGE PASS-THROUGH: 11.2%
$1,128,954   Federal Home Loan Mortgage Corp.,
             6.00%, 7/1/2028..................................  $1,035,815
   593,390   Federal Home Loan Mortgage Corp.,
             7.50%, 4/1/2028..................................     586,904
 1,085,393   Federal National Mortgage Association,
             6.50%, 7/1/2028..................................   1,024,676
   751,316   Federal National Mortgage Association,
             7.00%, 10/1/2029.................................     725,253
   720,893   Government National Mortgage Association,
             8.00%, 12/15/2025................................     729,003
                                                                ----------
                                                                 4,101,651
                                                                ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.1%
   500,000   Federal Home Loan Mortgage Corp.,
             7.00%, 3/15/2010.................................     496,475
 1,000,000   Federal National Mortgage Association,
             5.75%, 4/15/2003.................................     968,320
   760,000   Federal National Mortgage Association,
             7.13%, 3/15/2007.................................     761,482
                                                                ----------
                                                                 2,226,277
                                                                ----------
U.S. TREASURY OBLIGATIONS: 5.6%
 1,200,000   United States Treasury Bonds,
             7.25%, 5/15/2016.................................   1,322,628
   450,000   United States Treasury Notes,
             7.50%, 11/15/2001................................     455,906
   500,000   United States Treasury Strips,
             11/1/2009........................................     282,605
                                                                ----------
                                                                 2,061,139
                                                                ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

PRINCIPAL
AMOUNT                                                            VALUE
--------------------------------------------------------------------------
CORPORATE: 17.7%
$  850,000   Associates Corp. of North America,
             5.88%, 5/16/2001.................................  $  840,250
   700,000   Ball Corp.,
             7.75%, 8/1/2006..................................     661,500
   960,000   Coca Cola Enterprises, Inc.,
             6.38%, 8/1/2001..................................     954,016
   875,000   First Chicago NBD Corp.,
             6.13%, 2/15/2006.................................     801,517
   500,000   Friendly Ice Cream Corp.,
             10.50%, 12/1/2007................................     403,750
   500,000   JC Penney, Inc.,
             7.60%, 4/1/2007..................................     436,830
   500,000   Lear Corp.,
             7.96%, 5/15/2005.................................     468,970
   500,000   Lear Corp.,
             8.11%, 5/15/2009.................................     451,425
   750,000   PNC Funding Corp.,
             6.13%, 2/15/2009.................................     663,428
   300,000   Reliastar Financial Corp.,
             8.00%, 10/30/2000................................     301,917
   500,000   Safeway, Inc.,
             7.00%, 9/15/2007.................................     476,399
                                                                ----------
                                                                 6,460,002
                                                                ----------
TOTAL BONDS
  (cost $15,388,841)..........................................  14,849,069
                                                                ----------

                            SCHEDULE OF INVESTMENTS
                                AT JUNE 30, 2000
           ----------------------------------------------------------
                                 BALANCED FUND

PRINCIPAL
AMOUNT                                                            VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.0%
$1,111,000   State Street Trust Co., 3.50%, dated 06/30/00,
             due 07/03/00, proceeds $1,111,320 [collateralized
             by $1,110,000 U.S. Treasury Notes, 6.50%, due
             08/31/01, value $1,133,588] (cost $1,111,000)....  $1,111,000
                                                                ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $34,751,857+): 100.8%.................................  36,891,166
Liabilities in excess of Other Assets: (0.8)%.................    (303,333)
                                                                ----------
NET ASSETS: 100.00%...........................................  $36,587,833
                                                                ==========

* NON-INCOME PRODUCING SECURITY.

+ AT JUNE 30, 2000, THE BASIS OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS
  $34,782,494. UNREALIZED APPRECIATION AND DEPRECIATION WERE AS FOLLOWS:

 Gross unrealized appreciation.............................  $3,759,986
 Gross unrealized depreciation.............................  (1,651,314)
                                                             ----------
 Net unrealized appreciation...............................  $2,108,672
                                                             ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AT JUNE 30, 2000
           ----------------------------------------------------------

                                              SMALL-CAP     VALUE+GROWTH      BALANCED
                                                 FUND           FUND            FUND
                                             ------------   -------------   ------------
ASSETS
  Investments in securities, at cost         $35,730,029     $26,331,278    $34,751,857
                                             ===========     ===========    ===========
  Investments in securities, at value        $42,839,359     $29,595,606    $36,891,166
  Cash                                               815             645            601
  Receivables:
    Securities sold                              237,123              --             --
    Dividends and interest                        14,377          30,975        231,594
    Fund shares sold                             830,673              50             --
    Due from advisor                                  --              --         32,729
  Prepaid expenses and other assets                3,142              --             --
                                             -----------     -----------    -----------
      Total assets                            43,925,489      29,627,276     37,156,090
                                             -----------     -----------    -----------
LIABILITIES
  Payables:
    Securities purchased                         627,174              --        506,100
    Fund shares redeemed                          24,728              --             --
    Due to advisor                                29,445          20,622             --
    Shareholder servicing fees                     8,074              --         11,516
    Distributions to shareholders                     --              --            732
  Accrued expenses                                62,636          51,579         49,909
                                             -----------     -----------    -----------
      Total liabilities                          752,057          72,201        568,257
                                             -----------     -----------    -----------
NET ASSETS                                   $43,173,432     $29,555,075    $36,587,833
                                             ===========     ===========    ===========
Number of shares issued and outstanding
 (unlimited number of shares authorized,
 $0.01 par value)                              1,827,692       1,744,689      2,626,433
                                             ===========     ===========    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                             $     23.62     $     16.94    $     13.93
                                             ===========     ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                            $32,998,604     $22,879,788    $31,363,031
  Accumulated net investment income                3,900           2,090          1,636
  Accumulated net realized gain on
   investments                                 3,061,598       3,408,869      3,083,857
  Net unrealized appreciation on investments   7,109,330       3,264,328      2,139,309
                                             -----------     -----------    -----------
    Net assets                               $43,173,432     $29,555,075    $36,587,833
                                             ===========     ===========    ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000
           ----------------------------------------------------------

                                              SMALL-CAP     VALUE+GROWTH     BALANCED
                                                 FUND           FUND           FUND
                                             ------------   -------------   -----------
INVESTMENT INCOME
  Income
    Dividends                                $   102,153     $   384,297    $   291,062
    Interest                                      15,101          18,681      1,127,382
                                             -----------     -----------    -----------
      Total income                               117,254         402,978      1,418,444
                                             -----------     -----------    -----------
  Expenses
    Advisory fees                                341,698         272,263        277,139
    Shareholder servicing fees                    51,473          57,446         29,783
    Administration fees                           40,006          40,000         35,912
    Custody and accounting fees                   62,293          45,164         44,945
    Legal fees                                     4,539           6,531          3,001
    Audit fees                                    20,000          21,425         21,797
    Transfer agent fees                           51,962          45,031         46,367
    Shareholder reporting fees                    16,340           7,529          7,228
    Registration expense                          17,681          17,255         21,848
    Trustee fees                                  14,323          13,182         13,415
    Amortization of deferred organization
     costs                                         2,212           2,212            986
    Miscellaneous                                  1,367          14,499          2,937
                                             -----------     -----------    -----------
      Total expenses                             623,894         542,537        505,358
      Less: fees waived                         (115,252)       (137,595)      (125,246)
                                             -----------     -----------    -----------
      Net expenses                               508,642         404,942        380,112
                                             -----------     -----------    -----------
        NET INVESTMENT INCOME (LOSS)            (391,388)         (1,964)     1,038,332
                                             -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain on investments             8,129,566       3,909,122      4,443,886
  Net unrealized appreciation (depreciation)
   on investments                              4,637,086      (1,533,508)    (3,121,993)
                                             -----------     -----------    -----------
    Net realized and unrealized gain on
     investments                              12,766,652       2,375,614      1,321,893
                                             -----------     -----------    -----------
      NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                       $12,375,264     $ 2,373,650    $ 2,360,225
                                             ===========     ===========    ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
           ----------------------------------------------------------
                                 SMALL-CAP FUND

                                            YEAR ENDED        YEAR ENDED
                                          JUNE 30, 2000     JUNE 30, 1999
                                         ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                    $       (391,388) $       (274,582)
  Net realized gain (loss) on
   investments                                  8,129,566        (4,630,969)
  Net unrealized appreciation
   (depreciation) on investments                4,637,086        (3,474,243)
                                         ----------------  ----------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM OPERATIONS          12,375,264        (8,379,794)
                                         ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain                        --               (5,303,746)
                                         ----------------  ----------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
   derived from net change in
   outstanding shares (a)                         214,012       (46,602,607)
                                         ----------------  ----------------
    TOTAL INCREASE (DECREASE) IN NET
     ASSETS                                    12,589,276       (60,286,147)
NET ASSETS
  Beginning of year                            30,584,156        90,870,303
                                         ----------------  ----------------
  END OF YEAR                            $     43,173,432  $     30,584,156
                                         ================  ================
Accumulated net investment income        $          3,900  $      --
                                         ================  ================

(a)  A summary of capital share transactions is as follows:

                                              YEAR ENDED              YEAR ENDED
                                             JUNE 30, 2000           JUNE 30, 1999
                                         ---------------------  -----------------------
                                          SHARES      VALUE       SHARES       VALUE
                                         --------  -----------  ----------  -----------
Shares sold                               831,597  $17,447,304   1,911,091  $29,397,612
Shares issued in reinvestment of
 distributions                              --         --          370,081    5,022,337
Shares redeemed                          (900,222) (17,233,292) (5,143,333) (81,022,556)
                                         --------  -----------  ----------  -----------
Net increase (decrease)                   (68,625) $   214,012  (2,862,161) $(46,602,607)
                                         ========  ===========  ==========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                            YEAR ENDED        YEAR ENDED
                                          JUNE 30, 2000     JUNE 30, 1999
                                         ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)           $         (1,964) $         81,986
  Net realized gain on investments              3,909,122         1,495,633
  Net unrealized depreciation on
   investments                                 (1,533,508)         (357,291)
                                         ----------------  ----------------
    NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                  2,373,650         1,220,328
                                         ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                      (84,879)        --
  From net realized gain                         (974,823)       (2,433,086)
                                         ----------------  ----------------
    TOTAL DISTRIBUTIONS                        (1,059,702)       (2,433,086)
                                         ----------------  ----------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived
   from net change in outstanding
   shares (a)                                 (10,072,019)       (7,873,439)
                                         ----------------  ----------------
    TOTAL DECREASE IN NET ASSETS               (8,758,071)       (9,086,197)
NET ASSETS
  Beginning of year                            38,313,146        47,399,343
                                         ----------------  ----------------
  END OF YEAR                            $     29,555,075  $     38,313,146
                                         ================  ================
  Accumulated net investment income      $          2,090  $         81,986
                                         ================  ================

(a)  A summary of capital share transactions is as follows:

                                               YEAR ENDED               YEAR ENDED
                                              JUNE 30, 2000            JUNE 30, 1999
                                         -----------------------  -----------------------
                                           SHARES       VALUE       SHARES       VALUE
                                         ----------  -----------  ----------  -----------
Shares sold                                 370,130  $ 5,976,405     485,266  $ 7,381,672
Shares issued in reinvestment of
 distributions                               68,972    1,055,965     170,397    2,423,047
Shares redeemed                          (1,080,284) (17,104,389) (1,195,319) (17,678,158)
                                         ----------  -----------  ----------  -----------
Net decrease                               (641,182) $(10,072,019)   (539,656) $(7,873,439)
                                         ==========  ===========  ==========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
           ----------------------------------------------------------
                                 BALANCED FUND

                                            YEAR ENDED        YEAR ENDED
                                          JUNE 30, 2000     JUNE 30, 1999
                                         ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS
  Net investment income                  $      1,038,332  $      1,406,185
  Net realized gain on investments              4,443,886         4,408,560
  Net unrealized depreciation on
   investments                                 (3,121,993)       (3,149,185)
                                         ----------------  ----------------
    NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                  2,360,225         2,665,560
                                         ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                   (1,039,351)       (1,419,256)
  From net realized gain                       (3,849,150)       (4,179,056)
                                         ----------------  ----------------
    TOTAL DISTRIBUTIONS                        (4,888,501)       (5,598,312)
                                         ----------------  ----------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived
   from net change in outstanding
   shares (a)                                  (8,597,521)      (16,034,558)
                                         ----------------  ----------------
    TOTAL DECREASE IN NET ASSETS              (11,125,797)      (18,967,310)
NET ASSETS
  Beginning of year                            47,713,630        66,680,940
                                         ----------------  ----------------
  END OF YEAR                            $     36,587,833  $     47,713,630
                                         ================  ================
  Accumulated net investment income      $          1,636  $          6,316
                                         ================  ================

(a)  A summary of capital share transactions is as follows:

                                               YEAR ENDED               YEAR ENDED
                                              JUNE 30, 2000            JUNE 30, 1999
                                         -----------------------  -----------------------
                                           SHARES       VALUE       SHARES       VALUE
                                         ----------  -----------  ----------  -----------
Shares sold                                 182,078  $ 2,555,026     313,760  $ 4,586,684
Shares issued in reinvestment of
 distributions                              350,149    4,665,745     378,678    5,376,083
Shares redeemed                          (1,132,202) (15,818,292) (1,785,419) (25,997,325)
                                         ----------  -----------  ----------  -----------
Net decrease                               (599,975) $(8,597,521) (1,092,981) $(16,034,558)
                                         ==========  ===========  ==========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
           ----------------------------------------------------------
                                 SMALL-CAP FUND

                                                YEAR ENDED JUNE 30,
                                ----------------------------------------------------
                                  2000       1999       1998       1997       1996
                                --------   --------   --------   --------   --------
Net asset value, beginning of
   year                         $ 16.13    $ 19.10    $ 21.83    $ 18.39    $ 14.12
                                -------    -------    -------    -------    -------
INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment loss             (0.21)     (0.14)     (0.17)     (0.01)     (0.02)
  Net realized and unrealized
   gain (loss) on investments      7.70      (0.93)      2.40       4.04       5.25
                                -------    -------    -------    -------    -------
    Total from investment
     operations                    7.49      (1.07)      2.23       4.03       5.23
                                -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net realized gain          --         (1.90)     (4.96)     (0.59)     (0.96)
                                -------    -------    -------    -------    -------
Net asset value, end of year    $ 23.62    $ 16.13    $ 19.10    $ 21.83    $ 18.39
                                =======    =======    =======    =======    =======

Total return                      46.44%     (3.78)%    10.29%     22.45%     38.46%

Net assets, end of year
   (millions)                   $  43.2    $  30.6    $  90.9    $ 123.1    $  92.7
RATIO OF EXPENSES TO AVERAGE
   NET ASSETS:
  Before fees waived and
   expenses absorbed               1.84%      1.89%      1.55%      1.39%      1.74%
  After fees waived and
   expenses absorbed               1.50%      1.50%      1.50%      1.50%      1.50%
RATIO OF NET INVESTMENT LOSS
   TO AVERAGE NET ASSETS:
  After fees waived and
   expenses absorbed              (1.14)%    (0.66)%    (0.59)%    (0.08)%    (0.35)%

Portfolio turnover rate          282.93%    179.91%    168.74%    304.88%    214.71%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                                    YEAR ENDED JUNE 30,
                                    ----------------------------------------------------
                                      2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------
Net asset value, beginning of year   $16.06     $16.20     $16.27    $ 13.69    $ 12.82
                                     ------     ------     ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        (0.00)+     0.03       0.01       0.10       0.11
  Net realized and unrealized gain
   on investments                      1.41       0.82       1.77       4.03       1.40
                                     ------     ------     ------    -------    -------
Total from investment operations       1.41       0.85       1.78       4.13       1.51
                                     ------     ------     ------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income          (0.04)     --         (0.04)     (0.10)     (0.13)
  From net realized gain              (0.49)     (0.99)     (1.81)     (1.45)     (0.51)
                                     ------     ------     ------    -------    -------
Total distributions                   (0.53)     (0.99)     (1.85)     (1.55)     (0.64)
                                     ------     ------     ------    -------    -------
Net asset value, end of year         $16.94     $16.06     $16.20    $ 16.27    $ 13.69
                                     ======     ======     ======    =======    =======

Total return                           9.15%      6.05%     11.54%     32.38%     12.11%

Net assets, end of year (millions)   $ 29.6     $ 38.3     $ 47.4    $  24.0    $  21.3

RATIO OF EXPENSES TO AVERAGE NET
   ASSETS:
  Before fees waived and
   expenses absorbed                   1.68%      1.58%      1.48%      2.11%      2.12%
  After fees waived and
   expenses absorbed                   1.25%      1.25%      1.25%      1.26%      1.35%
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS:
  After fees waived and
   expenses absorbed                  (0.01)%     0.22%      0.09%      0.45%      0.78%

  Portfolio turnover rate             79.33%     92.42%     60.51%    160.13%    101.05%

+ AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.
           ----------------------------------------------------------
                                 BALANCED FUND

                                                    YEAR ENDED JUNE 30,
                                    ----------------------------------------------------
                                      2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------
Net asset value, beginning of year   $14.79     $15.44     $16.07    $ 14.69    $ 13.96
                                     ------     ------     ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.37       0.36       0.31       0.38       0.43
  Net realized and unrealized gain
   on investments                      0.58       0.38       1.05       2.78       1.27
                                     ------     ------     ------    -------    -------
Total from investment operations       0.95       0.74       1.36       3.16       1.70
                                     ------     ------     ------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income          (0.37)     (0.36)     (0.32)     (0.37)     (0.43)
  From net realized gain              (1.44)     (1.03)     (1.67)     (1.41)     (0.54)
                                     ------     ------     ------    -------    -------
Total distributions                   (1.81)     (1.39)     (1.99)     (1.78)     (0.97)
                                     ------     ------     ------    -------    -------
Net asset value, end of year         $13.93     $14.79     $15.44    $ 16.07    $ 14.69
                                     ======     ======     ======    =======    =======

Total return                           7.26%      5.39%      8.96%     23.12%     12.56%

Net assets, end of year (millions)   $ 36.6     $ 47.7     $ 66.7    $  63.4    $  47.0
RATIO OF EXPENSES TO AVERAGE NET
   ASSETS:
  Before fees waived and
   expenses absorbed                   1.28%      1.15%      1.37%      1.31%      1.49%
  After fees waived and
   expenses absorbed                   0.95%      0.95%      1.00%      1.26%      1.35%
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS:
  After fees waived and
   expenses absorbed                   2.63%      2.41%      1.99%      2.62%      2.98%

Portfolio turnover rate               65.75%     91.64%     83.27%     91.90%     69.11%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
               -------------------------------------------------

NOTE 1 -- ORGANIZATION

Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Small-Cap Fund (formerly known as the Mini-Cap Fund), Jurika & Voyles Value+Growth Fund and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

The investment objectives of the Funds are as follows:

The Small-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of companies having small market capitalizations that offer current value and significant future growth potential.

The Value+Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value.

                         NOTES TO FINANCIAL STATEMENTS
               -------------------------------------------------

B. FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities are accreted or amortized to maturity using the effective interest method. Realized gains and losses on securities sold are determined under the identified cost method.

    It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting periods. Actual results could differ from those estimates.

E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended June 30, 2000, the Small-Cap Fund decreased net realized gain on investments by $395,288 primarily due to the Fund experiencing a net investment loss during the year. For the year ended June 30, 2000, the Value+Growth Fund decreased net realized gain on investments by $6,947 primarily due to the Fund experiencing a net investment loss during the year. For the year ended June 30, 2000, the Balanced Fund decreased accumulated net investment income and increased accumulated net realized gain on investments by $3,661. Net assets were not affected by these changes.

                         NOTES TO FINANCIAL STATEMENTS
               -------------------------------------------------

NOTE 3 -- COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika & Voyles, L.P. (the "Adviser") provides the Funds with investment management services under an Investment Management Agreement. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the Small-Cap Fund, 0.85% for the Value+Growth Fund and 0.70% for the Balanced Fund based upon the average daily net assets of the Funds. For the year ended June 30, 2000, the Small-Cap Fund incurred $341,698, Value+Growth Fund incurred $272,263 and Balanced Fund incurred $277,139 in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has agreed to limit the Funds' total expenses to not more than 1.50% for the Small-Cap Fund, 1.25% for the Value+Growth Fund and 0.95% for the Balanced Fund of average daily net assets. Any fee withheld and/ or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Funds to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Funds' current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended June 30, 2000, the Adviser waived fees of $115,252 for the Small-Cap Fund, $137,595 for the Value+Growth Fund and $125,246 for the Balanced Fund.

At June 30, 2000, the amount available for reimbursement that has been paid and/or waived by the adviser on behalf of the Funds are as follows:

Small-Cap Fund                                $340,225
Value+Growth Fund                             $348,639
Balanced Fund                                 $488,025

                         NOTES TO FINANCIAL STATEMENTS
               -------------------------------------------------

At June 30, 2000, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                              June 30,
                                   ------------------------------
Funds                                2001       2002       2003
---------------------------------  --------   --------   --------
Small-Cap Fund                     $ 67,397   $157,576   $115,252
Value+Growth Fund                  $ 88,072   $122,972   $137,595
Balanced Fund                      $250,482   $112,297   $125,246

Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.

Nvest Services Company, Inc. ("Nvest"), an affiliate of the Adviser, acts as servicing agent to the Funds. For the year ended June 30, 2000, the Small-Cap, Value+Growth and Balanced Funds incurred $51,962, $45,031 and $46,367, respectively, in transfer agent fees due to Nvest. Of these amounts, Nvest paid $50,438, $43,627 and $44,539, respectively, to Boston Financial Data Services, Inc. for its services as sub-transfer agent.

Pursuant to a Shareholder Services Plan (the "Plan"), the Funds will reimburse the Adviser for any expenses incurred, not to exceed 0.25% of each Funds' average daily net assets, for shareholder services provided. Under the Plan, the Adviser as Services Coordinator will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Plan, to a participating organization for providing other administrative services to its customers who invest in shares of the Funds.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its

                         NOTES TO FINANCIAL STATEMENTS
               -------------------------------------------------
services, the Administrator receives a monthly fee at the following annual rate, with a minimum annual fee of $40,000 for each fund:

First $100 million        0.10% of average daily net assets of the
                          Trust
Next $150 million         0.05% of average daily net assets of the
                          Trust
Next $250 million         0.03% of average daily net assets of the
                          Trust
Next $250 million,        0.01% of average daily net assets of the
 and thereafter           Trust

First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Administrator and the Distributor.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government Securities and short-term investments, for the year ended June 30, 2000, were as follows:

Funds                                  Purchases           Sales
-----                                 -----------       -----------
Small-Cap Fund                        $95,917,966       $96,897,440
Value+Growth Fund                      24,987,087        35,280,927
Balanced Fund                          20,969,510        36,766,321

For the year ended June 30, 2000, the cost of purchases and the proceeds from sales of U.S. Government securities for the Balanced Fund were $5,119,922 and $5,976,973, respectively.

At June 30, 2000, the Small-Cap Fund had deferred capital losses occurring subsequent to October 31, 1999, of $787,956. The Small-Cap Fund utilized $3,435,951 of capital loss carryover in the current year.

NOTE 5 -- LINE OF CREDIT

The Trust has a $5 million unsecured line of credit. The interest rate charged on borrowings is the Overnight Federal Funds rate, plus 0.375%. Each Fund also pays its pro rata share of a commitment fee of 0.08% of the commitment. There were no borrowings under this commitment during the fiscal year ended
June 30, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS
               -------------------------------------------------

To the Board of Trustees and Shareholders of Jurika & Voyles Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jurika & Voyles Small-Cap Fund, Jurika & Voyles Value+Growth Fund and Jurika & Voyles Balanced Fund, (constituting Jurika & Voyles Fund Group, hereafter referred to as the "Funds") at June 30, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended June 30, 1999, including the financial highlights for each of the periods prior to June 30, 2000, were audited by other independent accountants whose report dated July 23, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
July 28, 2000

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Jurika & Voyles Fund Group
P.O. Box 9291
Boston, MA 02205-8562
(800) JV-INVST
(800) 584-6878